SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2003

AMIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

021-46008 (Commission File Number)	33-0918993 (IRS Employer Identification No.)

2300 BUCKSKIN ROAD, POCATELLO, IDAHO (Address of Principal Executive Offices)	83201 (Zip Code)

(208) 233-4690

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the press release dated September 24, 2003, relating to the pricing of the initial public offering of shares of the Company’s Common Stock, par value $0.01 per share, pursuant to the Company’s Registration Statements on Form S-1 (File Nos. 333-108028 and 333-109063).

Item 7. Exhibits.

     99.1 Press Release dated September 24, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMIS HOLDINGS, INC.

Date: September 24, 2003	By: /s/ Brent D. Jensen
Name: Brent Jensen Title: Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1 Press Release dated September 24, 2003